                                     ANNUAL
                                     REPORT

                               December 31, 1997

                       WARBURG PINCUS TRUST
                           INTERNATIONAL EQUITY PORTFOLIO
                           SMALL COMPANY GROWTH PORTFOLIO
                           POST-VENTURE CAPITAL PORTFOLIO
                           GROWTH & INCOME PORTFOLIO

   The Warburg Pincus Trust (the 'Trust') Shares are not available directly to individual investors but may be offered only through certain insurance products and pension and retirement plans.

   More complete information about the Trust, including charges and expenses and, where applicable, the special considerations and risks associated with international investing is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling
   (800)369-2728 or by writing to Warburg Pincus, P.O. Box 9030, Boston, MA 02205-9030.

                                     [Logo]

From time to time, the Portfolios' investment adviser and co-administrator may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the Portfolios' management are as of the date of the letters and portfolio holdings described in this annual report are as of December 31, 1997; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this annual report is a recommendation to purchase or sell securities.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1997
--------------------------------------------------------------------------------
Dear Shareholder:                                               February 9, 1998

   The objective of Warburg Pincus Trust -- International Equity Portfolio (the 'Portfolio') is long-term capital appreciation. The Portfolio pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of companies that have their principal business activities and interests outside the U.S.

   For the 12 months ended December 31, 1997, the Portfolio had a total return of - 2.26%. Its benchmark index, the Morgan Stanley Europe, Australasia and Far East (EAFE) Index, had a total return of 1.78% for the period.

   Foreign stock markets had geographically mixed results for the period. By region, the most noteworthy performances came from Europe, whose markets rallied strongly on the combination of low interest rates, increased optimism toward European Monetary Union, and signs of improving economic growth. Two additional catalysts for these markets were merger and acquisition activity and, in the case of specific companies, an announced commitment to improving shareholder value.

   Asian-Pacific markets, conversely, struggled, hurt by mounting economic and currency concerns. Most of the region's stock markets had losses in dollar terms for the 12 months, with the sharpest setbacks occurring in East Asia, particularly Southeast Asia, where several markets suffered losses exceeding 50%. Elsewhere, Latin American markets showed near-universal strength, and the emerging markets of Europe, the Middle East and Africa also generally rose.

   In terms of performance attribution, the Portfolio's Asian-Pacific exposure generally proved a liability for the period. Fortunately, the Portfolio had comparatively little exposure to the hard-hit Southeast Asian markets, which spared it the more-sizable losses suffered by funds with larger holdings in that region. In the end, though, almost any exposure to Asian markets proved harmful, as the contagion from Southeast Asia swept through the region, and the Portfolio's exposure weighed heavily on its performance.

   We maintained a fairly significant stake in Japan during the 12 months. Though this weighting proved less than timely -- the Japanese market, as measured by most benchmarks, also suffered a loss for the period -- we managed to outperform the Japanese broad-market averages, a function of good stock selection. We also hedged much of the Portfolio's yen exposure through the period. This served the Portfolio well, given the yen's decline in value vs. the U.S. dollar.

   In contrast to its Asian exposure, the Portfolio's European exposure made a favorable contribution to its return. By country, some of the strongest

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
WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------
performances for the Portfolio came from its holdings in Spain, France, the Netherlands and Germany, and from its Nordic holdings collectively. The Portfolio also benefited from positive performances from its Latin American holdings. Our exposure was concentrated primarily in Argentina, Brazil and, to a lesser extent, Mexico, and these stocks all showed strong gains for the 12 months.

   Looking ahead, the near-term environment for international markets appears likely to remain, at the very least, challenging. Asian markets have yet to stabilize, and worries over that region's difficulties have impacted markets globally. For longer-term investors, however -- those with three- to five-year time horizons who can tolerate near-term volatility -- we believe this has created, and continues to create, some excellent investment opportunities. With that view, we will continue our efforts to identify the most promising candidates for long-term growth, and encourage our investors to maintain a similarly long-term orientation.

Richard H. King
Portfolio Manager

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------

        GROWTH OF $10,000 INVESTED IN SHARES OF WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO SINCE INCEPTION AS OF DECEMBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Shares of Warburg Pincus Trust -- International Equity Portfolio (the 'Portfolio') from June 30, 1995 (inception) to December 31, 1997, compared to the Morgan Stanley Europe, Australasia and Far East Index ('EAFE')* for the same time period.

                       [GRAPH]


                Portfolio            EAFE
                ---------            ----

Jun-95          10,000             10,000
Jul-95          10,270.00          10,622.60
Aug-95          10,489.78          10,217.77
Sep-95          10,589.43          10,417.33
Oct-95          10,319.40          10,137.31
Nov-95          10,479.35          10,419.53
Dec-95          10,728.76          10,839.33
Jan-96          11,081.74          10,883.67
Feb-96          11,041.84          10,920.45
Mar-96          11,344.39          11,152.51
Apr-96          11,897.99          11,476.60
May-96          11,656.46          11,265.55
Jun-96          11,797.51          11,328.98
Jul-96          11,162.80          10,997.94
Aug-96          11,253.22          11,022.03
Sep-96          11,485.04          11,314.88
Oct-96          11,333.43          11,199.13
Nov-96          11,776.57          11,644.86
Dec-96          11,800.13          11,494.64
Jan-97          11,830.81          11,092.44
Feb-97          12,026.01          11,273.91
Mar-97          11,953.86          11,314.73
Apr-97          12,210.87          11,374.69
May-97          13,043.65          12,114.96
Jun-97          13,568.00          12,783.10
Jul-97          13,907.20          12,989.93
Aug-97          12,776.55          12,019.84
Sep-97          13,362.99          12,693.19
Oct-97          11,965.22          11,717.72
Nov-97          11,656.52          11,598.20
Dec-97          11,534.12          11,699.10

                   Average Annual
                    Total Return
                  for period ended
                     12/31/97

                       1 Year
                       -2.26%

                  Since Inception
                     (6/30/95)
                       5.85%

------------
* The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

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WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1997
--------------------------------------------------------------------------------
Dear Shareholder:                                               February 9, 1998

   The objective of Warburg Pincus Trust -- Small Company Growth Portfolio (the 'Portfolio') is capital growth. The Portfolio pursues its objective by investing in a portfolio of equity securities of small domestic companies.

   For the 12 months ended December 31, 1997, the Portfolio had a total return of 15.65%, vs. returns of 12.95% for the Russell 2000 Growth Index and 15.05% for the Lipper Small Cap Funds Index.

   Although the period was ultimately a positive one for small caps, the group saw several significant shifts in investor sentiment. Many of these stocks suffered sizable losses over the January-through-April span, in part due to fears of higher interest rates. Sentiment toward small-cap stocks began to improve in May, however, with investors noting small caps' historically compelling valuations and strong projected growth rates. Other factors aiding a small-cap revival -- a rally that extended well into October -- included a reduction in the capital-gains tax and profit warnings from several large-cap companies that had previously paced the market's advance. Small caps, though, finished the reporting period on a difficult note. As economic and financial turmoil in Asia worsened, small-cap stocks suffered from a 'flight to safety' toward more-liquid investments. Against this backdrop, the Portfolio outpaced its benchmarks for the 12 months, thanks to good performances from its technology, financial-services and consumer holdings in particular.

   In terms of sector exposure, we held a sizable weighting in the business-services area through the period. This reflects our view that large, efficiency-minded organizations will continue to 'outsource' their non-core operations, a trend that stands to benefit specific small-cap companies. The Portfolio's holdings in this area during the period included QuickResponse Services, a facilitator of information flow between manufacturers and retailers.

   We also maintained a relatively large weighting in the technology industry. We continued to find innovative companies that have what we deem to be strong longer-term prospects, such as Platinum Technology, a developer and marketer of an integrated line of systems software products, and National Instruments, a manufacturer of a wide range of software and hardware products.

   We also had a significant presence in the consumer sector (broadly defined) during the period. Here, our holdings were concentrated in retail, service and leisure & entertainment companies, where we generally found the most attractive stocks on a valuation basis.

   Other noteworthy sector weightings included energy, where we emphasized oil-services stocks; financial services, mostly insurance and asset-management companies; health care, including highly innovative

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

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------
pharmaceutical companies; and telecommunications & equipment, where our holdings included companies poised to benefit from the continued expansion of the Internet.

   We remain optimistic regarding the small-cap market, where many stocks continue to sell at significant discounts to their underlying growth rates. Additionally, we believe small, rapidly growing companies will continue to be targeted by larger companies seeking acquisition-fueled growth. In this context, we will continue to devote our efforts to identifying well-managed, innovative companies that have what we deem to be the brightest prospects.

Stephen J. Lurito
Portfolio Manager

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------

                  GROWTH OF $10,000 INVESTED IN WARBURG PINCUS
            TRUST -- SMALL COMPANY GROWTH PORTFOLIO SINCE INCEPTION
                            AS OF DECEMBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Trust -- Small Company Growth Portfolio (the 'Portfolio') from June 30, 1995 (inception) to December 31, 1997, compared to the Russell 2000 Growth Index ('Russell')* and the Lipper Small Cap Funds Index ('Lipper')** for the same time period.

                       [GRAPH]

                Trust            Lipper          Russell
                -----            ------          -------

Jun-95        10,000           10,000           10,000
Jul-95        10,320.00        10,753.00        10,779.40
Aug-95        11,040.34        10,941.82        10,912.42
Sep-95        11,560.34        11,250.05        11,137.10
Oct-95        11,190.41        10,902.31        10,589.38
Nov-95        11,990.52        11,278.12        11,056.90
Dec-95        12,510.91        11,405.56        11,301.81
Jan-96        12,360.78        11,351.95        11,208.35
Feb-96        12,840.37        11,808.42        11,719.45
Mar-96        13,130.57        12,049.07        11,951.14
Apr-96        14,419.99        13,010.71        12,868.63
May-96        15,149.64        13,551.30        13,528.53
Jun-96        14,280.05        13,005.86        12,649.59
Jul-96        12,690.68        11,743.25        11,105.45
Aug-96        13,700.86        12,455.25        11,927.59
Sep-96        14,370.83        13,169.80        12,541.86
Oct-96        13,921.02        12,766.41        12,000.93
Nov-96        13,930.77        12,998.00        12,334.67
Dec-96        14,241.43        13,044.53        12,575.20
Jan-97        14,581.80        13,342.08        12,889.33
Feb-97        13,521.70        12,577.71        12,111.07
Mar-97        12,441.32        11,816.13        11,256.51
Apr-97        12,250.96        11,717.58        11,126.39
May-97        13,980.80        13,184.27        12,798.79
Jun-97        14,621.12        13,832.28        13,232.80
Jul-97        15,401.89        14,630.26        13,910.85
Aug-97        15,822.36        14,798.07        14,328.32
Sep-97        17,213.14        15,941.52        15,471.71
Oct-97        16,423.06        15,138.54        14,542.48
Nov-97        16,142.23        15,855.45        14,196.37
Dec-97        16,482.83        15,008.46        14,204.89

                    Average Annual
                    Total Return
                  for period ended
                     12/31/97

                       1 Year
                       15.65%

                  Since Inception
                     (6/30/95)
                       22.03%

------------
 * The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.
** The Lipper Small Cap Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1997
--------------------------------------------------------------------------------
Dear Shareholder:                                               February 9, 1998

   The objective of Warburg Pincus Trust -- Post-Venture Capital Portfolio (the 'Portfolio') is long-term growth of capital. The Portfolio pursues its objective by investing primarily in equity securities of companies considered to be in their post-venture-capital stage of development.

   For the 12 months ended December 31, 1997, the Portfolio had a return of 13.34%, vs. returns of 12.95% for the Russell 2000 Growth Index, 28.08% for the Lipper Growth Funds Index and 2.47% for the Warburg Pincus/Venture Economics Post-Venture Capital Index.

   The period was a positive, albeit volatile, one for the types of stocks targeted by the Portfolio, i.e., small-cap and aggressive-growth issues. These stocks struggled over the first four months of the period, due largely to earnings disappointments from several prominent technology companies and fears of rising interest rates. The market began to warm to small-cap and aggressive-growth stocks in May, however, with investors noting very attractive valuations and strong projected profit growth in these areas. As a result, more-aggressive stocks paced the market's advance through mid-October, though an Asia-related 'flight to safety' ultimately weighed on these issues during the fourth quarter.

   In terms of industry exposure, we continued to emphasize technology companies, which have traditionally been major recipients of venture-capital financing. Our largest area of concentration within technology at the end of the period was the computer sector. Here, our holdings included BMC Software, which exemplifies the type of well-financed, high-growth companies we seek. Since its initial public offering in 1988, BMC has grown to command a substantial share of the software market. We also continued to find a number of attractive companies in the electronics sector. We did, however, reduce our weighting in October, on concerns that specific semiconductor companies, given currency turmoil in Asia, would face an increasingly difficult pricing environment.

   The other chief component of our technology exposure was the telecommunications & equipment sector, where a number of rapid-growth companies have matured from venture-capital partnerships over the past decade. Our holdings in this area during the period included McLeodUSA, an integrated telecommunications company that, since going public in 1996, has continued to grow via mergers and strategic partnerships, including an agreement with AT&T.

   Elsewhere, our significant weightings included the business-services sector, which we believe will continue to benefit from a strong trend toward corporate

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------

outsourcing. Our focus was on companies that stand to take particular advantage of this trend, namely benefit-, personnel- and inventory-management companies, as well as product-development and manufacturing contractors.

   The rest of the Portfolio was invested across a range of industries, including the financial-services, health-care, energy and consumer-related areas. Notable changes we made during the period in the consumer area included raising our positions in the retail and leisure & entertainment sectors. In these sectors, which we have increasingly come to favor as diversification tools, we added several stocks we deemed attractive on a valuation basis.

   Going forward, our outlook on the collective prospects for stocks of post-venture companies (which we define as those that have received venture-capital financing either during the early stages of their existence or the early stages of the development of a new product or service, or as part of a restructuring or recapitalization) remains positive. We will continue to devote our efforts to selecting stocks that we deem to have the best long-term prospects, employing our broader themes such as outsourcing and the global adoption of U.S. technology. We would caution investors, however, that investing in these securities entails potential risks (e.g., that of heightened volatility) as well as significant long-term rewards. Because of the nature of the Portfolio's holdings and certain strategies it may use, an investment in the Portfolio should be considered only for the aggressive portion of an investor's assets and may not be appropriate for all investors. Investors should review the Prospectus carefully before purchase.

Elizabeth B. Dater                          Stephen J. Lurito
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO SINCE INCEPTION AS OF DECEMBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Trust -- Post-Venture Capital Portfolio (the 'Portfolio') from September 30, 1996 (inception) to December 31, 1997, compared to the Lipper Growth Funds Index ('Lipper')*, the Russell 2000 Growth Index ('Russell')** and the Warburg Pincus/Venture Economics Post-Venture Capital Index ('PVCI')*** for the same time period.

                                 [GRAPH]

                Fund
           (Common Shares)      Russell          Lipper            PVCI
            -------------       -------          ------            ----

Sep-96        10,000           10,000           10,000           10,000
Oct-96         9,730.00         9,568.70        10,144.00         9,574.6
Nov-96         9,760.16         9,834.81        10,785.10        10,053.9
Dec-96         9,760.16        10,026.58        10,581.26         9,926.42
Jan-97        10,200.35        10,277.05        11,136.46        10,261.5
Feb-97         9,519.98         9,656.52        11,051.16         9,571.65
Mar-97         8,869.77         8,975.16        10,545.46         8,607.12
Apr-97         8,899.93         8,871.40        11,009.35         8,466.31
May-97         9,879.81        10,204.86        11,771.20         9,849.11
Jun-97        10,090.25        10,550.91        12,211.20         9,759.19
Jul-97        10,949.94        11,091.54        13,233.63        10,726.3
Aug-97        10,860.15        11,424.40        12,734.89        10,697
Sep-97        11,570.40        12,336.06        13,462.82        11,217.7
Oct-97        10,840.31        11,595.16        13,028.37        10,195.5
Nov-97        10,840.31        11,319,19        13,328.02        10,172.5
Dec-97        11,062.53        11,325.99        13,553.27        10,172.5

                    Average Annual
                    Total Return
                  for period ended
                     12/31/97

                       1 Year
                       13.34%

                  Since Inception
                     (9/30/96)
                       8.37%

------------
 * The Lipper Growth Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services, Inc.
 ** The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.
*** The Warburg Pincus/Venture Economics Post-Venture Capital Index is a market-valued index that measures the performance of public stocks of companies that received financing from a U.S. venture capital or buyouts limited partnership prior to or during public trading status, without dividends. Companies remain in the index for 10 years from the date of first inclusion or until the price data is no longer available, for example, due to a merger or acquisition. The index is calculated monthly and has a first index period of January 1986 with the index value initialized at 100. The index is a joint project of Venture Economics and Warburg Pincus Asset Management, Inc.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1997
--------------------------------------------------------------------------------
Dear Shareholder:                                               February 9, 1998

   The objective of Warburg Pincus Trust -- Growth & Income Portfolio (the 'Portfolio') is long-term growth of capital and income. The Portfolio pursues its objective by investing primarily in equity securities.

   For the two months ended December 31,1997 (the Portfolio's inception date was October 31, 1997), the Portfolio had a return of 3.89%, vs. a 6.42% return for the S&P 500 Index. The stock market was highly volatile during this brief reporting period, as earnings uncertainties arising in large part from financial and economic turmoil in Asia fueled sharp short-term swings in investor sentiment toward stocks broadly.

   We adhere to a strict bottom-up stock-selection process, one based on a security's risk-adjusted total-return potential over the longer term. We strive to identify stocks that are temporarily depressed for cyclical or other identifiable reasons, emphasizing factors such as management changes, restructurings, or new products or services that can potentially improve earnings and free cash flow. That said, we do pay heed to sector weightings. In general, we will not aggressively overweight industries when stock valuations within and across sectors are relatively narrow, as was the case during the period.

   Going forward, we believe a high degree of market volatility will likely persist well into 1998, and thus individual stock selection remains critical. In this context, we will continue to search for stocks with the potential to perform relatively well in both down and up markets, focusing on companies with strong cash flows and improving earnings prospects.

Brian S. Posner
Portfolio Manager

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
December 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES           VALUE
                                                                    ---------      ------------
COMMON STOCK (89.4%)
Argentina (2.7%)
   Banco Frances del Rio de la Plata SA ADR                            1,850        $     50,644
   Telefonica de Argentina SA ADR                                     96,000           3,576,000
   YPF SA ADR                                                        172,700           5,904,181
                                                                                    ------------
                                                                                       9,530,825
                                                                                    ------------
Australia (2.2%)
   Foodland Associated, Ltd.                                         355,400           2,660,948
   National Australia Bank, Ltd.                                     356,500           4,977,861
                                                                                    ------------
                                                                                       7,638,809
                                                                                    ------------
Austria (1.5%)
   Boehler-Uddeholm AG                                                 8,176             478,571
   V.A. Technologie AG                                                31,385           4,758,295
                                                                                    ------------
                                                                                       5,236,866
                                                                                    ------------
Belgium (0.9%)
   Dexia Belgium                                                      22,730           3,052,147
                                                                                    ------------
Brazil (1.6%)
   CIA de Saneamento Basico do Estado de Sao Paulo                 6,604,200           1,568,173
   Telecomunicacoes Brasileiras SA ADR                                34,500           4,017,094
                                                                                    ------------
                                                                                       5,585,267
                                                                                    ------------
China (1.1%)
   Cosco Pacific, Ltd.                                             1,943,000           1,579,824
   Guangshen Railway Co., Ltd.                                     4,786,068           1,266,275
   Guangshen Railway Co., Ltd. ADR                                    74,847           1,005,757
                                                                                    ------------
                                                                                       3,851,856
                                                                                    ------------
Denmark (1.8%)
   International Service System AS Class B                           117,165           4,312,060
   SAS Danmark AS                                                    121,400           1,772,985
                                                                                    ------------
                                                                                       6,085,045
                                                                                    ------------
Finland (1.5%)
   Huhtamaki OY Class I                                               89,900           3,714,549
   Rauma OY                                                          103,060           1,608,692
                                                                                    ------------
                                                                                       5,323,241
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       11

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
France (10.7%)
   Axa-UAP SA                                                          67,900      $  5,256,278
   Banque Nationale de Paris                                           76,200         4,052,019
   Compagnie de Saint Gobain                                           26,339         3,743,412
   Elf Aquitaine SA                                                    37,500         4,363,466
   Lagardere Groupe SCA                                               132,479         4,382,303
   Rhone Poulenc Ltd., Class A                                        147,363         6,604,054
   Societe Generale d'Enterprises SA                                  160,400         4,159,405
   Total Cie Franc des Petroles ADR                                     6,118           339,549
   Total Cie Franc des Petroles Class B                                40,423         4,401,210
                                                                                   ------------
                                                                                     37,301,696
                                                                                   ------------
Germany (4.3%)
   Ava Allgemeine                                                       2,800           721,786
   Bayerische Motoren Werke AG                                          1,803         1,348,710
   Fresenius Medical Care AG                                           35,400         2,352,728
   Hoechst AG                                                         144,400         5,059,509
   Mannesmann AG                                                       10,630         5,374,002
                                                                                   ------------
                                                                                     14,856,735
                                                                                   ------------
Hong Kong (2.2%)
   First Pacific Co., Ltd.                                          3,399,471         1,645,273
   HSBC Holdings PLC (UK)                                             172,000         4,239,914
   Jardine Matheson Holdings, Ltd.                                    339,070         1,729,257
                                                                                   ------------
                                                                                      7,614,444
                                                                                   ------------
India (1.7%)
   Hindalco Industries, Ltd.                                           30,000           568,495
   Indo Rama Synthetics GDR                                            67,400           171,870
   Reliance Industries, Ltd. GDS                                      274,085         2,357,131
   State Bank of India, Ltd.                                          217,800         1,437,601
   Tata Engineering & Locomotive Co., Ltd.                            159,200         1,202,867
                                                                                   ------------
                                                                                      5,737,964
                                                                                   ------------
Indonesia (0.1%)
   P.T. Lippo Securities                                              345,500            14,147
   P.T. Semen Gresik                                                  353,000           207,181
                                                                                   ------------
                                                                                        221,328
                                                                                   ------------
Ireland (0.4%)
   Greencore Group PLC                                                263,200         1,237,985
                                                                                   ------------

                See Accompanying Notes to Financial Statements.
                                       12

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES           VALUE
                                                                    ---------      ------------
COMMON STOCK (CONT'D)
Israel (1.6%)
   Blue Square Israel Co., Ltd. ADR                                   159,600      $  1,975,050
   ECI Telecommunications Limited Designs                             131,350         3,349,425
   Orbotech, Ltd.                                                       7,000           223,125
                                                                                   ------------
                                                                                      5,547,600
                                                                                   ------------
Italy (3.9%)
   Assicurazioni Generali SPA                                         132,000         3,244,011
   Ente Nazionale Idrocarburi SPA                                     693,600         3,934,854
   Parmalat Finanziaria SPA                                         1,956,800         2,800,178
   Telecom Italia SPA                                                 570,000         3,643,107
                                                                                   ------------
                                                                                     13,622,150
                                                                                   ------------
Japan (15.0%)
   Advantest Corp.                                                     33,000         1,878,157
   Aiwa Co., Ltd.                                                      60,500         1,530,867
   Daibiru Corp.                                                      131,000           962,190
   Fuji Bank, Ltd.                                                    400,000         1,624,352
   Fujitsu, Ltd.                                                      321,000         3,456,362
   Hankyu Realty Co., Ltd.                                            230,000         1,079,056
   Hirata Technical Co., Ltd.                                          76,400           252,667
   Japan Asia Investment Co., Ltd.                                    129,000           231,170
   Keyence Corp.                                                           50             7,422
   Mitsubishi Estate Co., Ltd.                                        166,000         1,812,937
   NEC Corp.                                                          355,000         3,795,154
   Nichiei Co., Ltd.                                                   19,800         2,116,733
   Nitta Industrial Corp.                                             123,000         1,248,720
   Orix Corp.                                                          86,700         6,068,016
   Rohm Co., Ltd.                                                      51,000         5,216,846
   Shinmei Electric Co.                                                91,000         1,469,762
   Shohkoh Fund & Co., Ltd.                                             6,000         1,836,625
   Sony Corp.                                                          63,000         5,620,627
   Sumitomo Bank, Ltd.                                                325,000         3,724,396
   TDK Corp.                                                           60,000         4,540,802
   Uny Co., Ltd.                                                       74,000         1,018,758
   Yamanouchi Pharmaceutical Co., Ltd.                                124,000         2,670,336
                                                                                   ------------
                                                                                     52,161,955
                                                                                   ------------

                See Accompanying Notes to Financial Statements.
                                       13

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES           VALUE
                                                                    ---------      ------------
COMMON STOCK (CONT'D)
Mexico (1.6%)
   Alfa SA Series A                                                   132,326      $    892,918
   Gruma SA de CV Class B                                             260,304         1,033,233
   Panamerican Beverages, Inc. Class A                                114,370         3,731,321
                                                                                   ------------
                                                                                      5,657,472
                                                                                   ------------
Netherlands (3.5%)
   ASM Lithography Holding NV 'D'                                      10,000           656,068
   ASM Lithography Holding NV ADR                                      45,500         3,071,250
   ING Groep NV                                                        18,900           796,190
   Philips Electronics NV                                             127,100         7,623,881
                                                                                   ------------
                                                                                     12,147,389
                                                                                   ------------
New Zealand (2.2%)
   Brierley Investments, Ltd.                                       6,116,500         4,368,401
   Fletcher Challenge Building                                      1,041,350         2,128,403
   Fletcher Challenge Forestry                                      1,566,154         1,300,424
                                                                                   ------------
                                                                                      7,797,228
                                                                                   ------------
Norway (1.3%)
   SAS Norge ASA Class B                                              107,300         1,499,134
   Smedvig ASA ADR Class B                                             43,300           909,300
   Smedvig ASA Class B                                                 75,000         1,576,872
   Transocean Offshore, Inc.                                            8,200           395,137
                                                                                   ------------
                                                                                      4,380,443
                                                                                   ------------
Philippines (0.2%)
   Millicom International Cellular SA                                  19,750           743,094
                                                                                   ------------
Portugal (1.6%)
   Cimpor Cimentos de Portugal SA                                      42,000         1,102,062
   Portugal Telecom SA                                                  4,800           222,971
   Portugal Telecom SA ADR                                             91,100         4,281,700
                                                                                   ------------
                                                                                      5,606,733
                                                                                   ------------
Singapore (2.1%)
   DBS Land, Ltd.                                                   1,002,000         1,534,274
   Development Bank of Singapore, Ltd.                                669,700         5,723,456
                                                                                   ------------
                                                                                      7,257,730
                                                                                   ------------

                See Accompanying Notes to Financial Statements.
                                       14

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES           VALUE
                                                                    ---------      ------------
COMMON STOCK (CONT'D)
Spain (2.1%)
   Banco de Santander ADR                                              65,200      $  2,123,075
   Catalana Occidente SA                                               31,500         1,603,775
   Iberdrola SA                                                       266,300         3,503,134
                                                                                   ------------
                                                                                      7,229,984
                                                                                   ------------
Sweden (4.6%)
   ABB AB Series B                                                    293,320         3,456,538
   Biacore International AB ADR                                       116,800         1,014,700
   Biora AB ADR 'D'                                                     4,900           101,675
   Electrolux AB Series B                                              89,845         6,239,268
   Nordbanken Holding AB                                              905,789         5,125,798
                                                                                   ------------
                                                                                     15,937,979
                                                                                   ------------
Switzerland (3.4%)
   Julius Baer Holding AG                                               3,600         6,688,835
   Oerlikon-Buehrle Holding AG                                         37,400         5,256,590
                                                                                   ------------
                                                                                     11,945,425
                                                                                   ------------
Thailand (0.1%)
   Industrial Finance Corp. of Thailand                               125,900            19,350
   Siam Cement Co., Ltd.                                               27,500           217,036
                                                                                   ------------
                                                                                        236,386
                                                                                   ------------
United Kingdom (13.5%)
   Biocompatibles International PLC                                    89,900           728,518
   British Airport Authority PLC                                      363,736         2,980,504
   Care First Group PLC                                               306,980           851,107
   Cookson Group PLC                                                1,118,028         3,596,446
   Glaxo Wellcome PLC                                                 169,700         4,020,855
   Hanson PLC                                                         166,950           748,561
   Imperial Chemical Industries PLC                                   331,100         5,181,003
   Medeva PLC                                                       1,135,200         3,016,609
   Orange PLC                                                       1,250,500         5,432,025
   Perpetual PLC                                                       24,300         1,123,535
   Pilkington PLC                                                   1,519,200         3,199,625
   Rolls-Royce PLC                                                  1,202,840         4,651,038
   Royal & Sun Alliance Insurance Group PLC                           337,400         3,403,139
   Safeway PLC                                                         22,100           124,727
   Thistle Hotels PLC                                                 846,248         2,206,993
   Williams Holdings PLC                                              987,403         5,491,428
                                                                                   ------------
                                                                                     46,756,113
                                                                                   ------------

                See Accompanying Notes to Financial Statements.
                                       15

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES           VALUE
                                                                    ---------      ------------
TOTAL COMMON STOCKS (Cost $307,996,569)                                            $310,301,889
                                                                                   ------------
PREFERRED STOCK (0.4%)
Brazil (0.4%)
   Petroleo Brasileiro SA                                           6,840,000         1,599,649
                                                                                   ------------
TOTAL PREFERRED STOCK (Cost $1,486,531)                                               1,599,649
                                                                                   ------------
RIGHTS/WARRANTS (0.1%)
Brazil (0.0%)
   CIA de Saneamento Basico do Estado de Sao Paulo Rts.
     01/11/98 'D'                                                      20,980                 0
                                                                                   ------------
France (0.1%)
   Rhone-Poulenc SA Class A Wts., 11/05/01 'D'                         70,000           240,863
                                                                                   ------------
Indonesia (0.0%)
   P.T. Sinar Mas Multiartha Wts., 11/28/01 'D'                        17,940                82
                                                                                   ------------
TOTAL RIGHTS/WARRANTS (Cost $186,101)                                                   240,945
                                                                                   ------------
OPTIONS (0.0%)
Singapore (0.0%)
   DBS 50 Index, 01/22/98 (Strike Price $402.71)                        3,537                 0
   DBS 50 Index, 01/23/98 (Strike Price $406.91)                        3,436                 0
   DBS 50 Index, 01/26/98 (Strike Price $407.39)                        3,384                 0
   DBS 50 Index, 02/26/98 (Strike Price $404.00)                          705                 0
                                                                                   ------------
TOTAL OPTIONS (Cost $481,000)                                                                 0
                                                                                   ------------

                                                                          PAR
                                                                        (000)
REPURCHASE AGREEMENT (9.1%)
 Repurchase agreement with Goldman, Sachs & Co. dated 12/31/97 at 6.35% to be repurchased at $31,590,140 on 01/02/98.
 (Collateralized by a pro rata amount of $427,695,000 U.S.
 Treasury Note, 6.25%, due 02/28/02. Pro rata market value of
 collateral is $32,231,947.) (Cost $31,579,000)                       $31,579        31,579,000
                                                                                   ------------
TOTAL INVESTMENTS AT VALUE (99.0%) (Cost $341,729,201*)                             343,721,483
OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%)                                          3,507,499
                                                                                   ------------
NET ASSETS (100.0%) (applicable to 33,105,355 shares
outstanding)                                                                       $347,228,982
                                                                                   ------------
                                                                                   ------------
NET ASSET VALUE, offering and redemption price per share
 ($347,228,982 [div] 33,105,355)                                                         $10.49
                                                                                        -------
                                                                                        -------
                   INVESTMENT ABBREVIATIONS
               ADR = American Depository Receipt
               GDR = Global Depository Receipt
               GDS = Global Depository Share

--------------------------------------------------------------------------------
'D' Non-income producing security.
* Cost for federal income tax purposes is $342,665,503.

                See Accompanying Notes to Financial Statements.
                                       16

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS
December 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                  -----------        ------------
COMMON STOCK (91.8%)
Aerospace & Defense (0.8%)
   Loral Space & Communications, Ltd. 'D'                            233,200        $  4,999,225
                                                                                    ------------
Banks & Savings & Loans (0.5%)
   Cullen Frost Bankers, Inc.                                         25,400           1,541,462
   HUBCO, Inc.                                                        25,000             978,125
   WMF Group, Ltd. 'D'                                                69,367             867,083
                                                                                    ------------
                                                                                       3,386,670
                                                                                    ------------
Business Services (10.2%)
   Bowne & Co., Inc.                                                 160,000           6,380,000
   Corporate Express, Inc. 'D'                                       347,900           4,479,212
   Hypercom Corp. 'D'                                                364,000           5,141,500
   On Assignment, Inc. 'D'                                           171,600           4,547,400
   Paraxel International Corp. 'D'                                   144,000           5,328,000
   PrePaid Legal Services, Inc. 'D'                                  100,000           3,418,750
   QuickResponse Services, Inc. 'D'                                  185,600           6,867,200
   Robert Half International, Inc. 'D'                               182,750           7,310,000
   Sitel Corp. 'D'                                                   650,700           5,937,637
   Sterling Commerce, Inc. 'D'                                       169,000           6,495,937
   Technology Solutions Co. 'D'                                      229,700           6,058,337
   U.S. Office Products Co.                                          317,500           6,230,938
                                                                                    ------------
                                                                                      68,194,911
                                                                                    ------------
Communications & Media (5.3%)
   Central European Media Enterprises, Ltd. Class A                  234,200           5,913,550
   Heftel Broadcasting Corp. 'D'                                     159,000           7,433,250
   Metro Networks, Inc. 'D'                                          112,100           3,671,275
   Outdoor Systems, Inc. 'D'                                         249,450           9,572,644
   Universal Outdoor Holdings, Inc.                                  168,000           8,736,000
                                                                                    ------------
                                                                                      35,326,719
                                                                                    ------------
Computers (12.0%)
   Adobe Systems, Inc.                                               127,600           5,263,500
   Cambridge Technology Partners of Massachusetts, Inc. 'D'          167,000           6,951,375
   Citrix Systems, Inc. 'D'                                          143,700          10,921,200
   DataWorks Corp. 'D'                                                44,000             874,500
   Harbinger Corp. 'D'                                               149,800           4,213,125
   I2 Technologies, Inc. 'D'                                         110,000           5,802,500
   JDA Software Group, Inc. 'D'                                      182,600           6,391,000
   Manugistics Group, Inc.                                           139,000           6,202,875
   National Instruments Corp. 'D'                                    221,250           6,416,250
   PLATINUM Technology, Inc. 'D'                                     283,000           7,994,750
   System Software Associates, Inc.                                  294,000           2,572,500
   Tecnomatix Technologies, Ltd. 'D'                                 224,500           7,576,875
   Transactions Systems Architects, Inc. Class A 'D'                 234,600           8,914,800
                                                                                    ------------
                                                                                      80,095,250
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       17

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCK (CONT'D)
Conglomerates (0.9%)
   Lancaster Colony Corp.                                              108,000      $  6,088,500
                                                                                    ------------
Consumer Non-Durables (1.2%)
   Central Garden & Pet Co. 'D'                                        232,100         6,092,625
   Interface, Inc.                                                      73,000         2,117,000
                                                                                    ------------
                                                                                       8,209,625
                                                                                    ------------
Consumer Services (1.8%)
   Budget Group, Inc. Class A 'D'                                      172,200         5,951,662
   DeVRY, Inc. 'D'                                                     172,000         5,482,500
   Youth Services International, Inc. 'D'                               15,000           235,313
                                                                                    ------------
                                                                                      11,669,475
                                                                                    ------------
Electronics (6.4%)
   ADE Corp. 'D'                                                       312,200         5,463,500
   Avant! Corp. 'D'                                                    281,900         4,721,825
   Burr-Brown Corp. 'D'                                                216,200         6,945,425
   Etec Systems, Inc. 'D'                                              141,800         6,593,700
   KLA-Tencor Corp. 'D'                                                129,500         5,001,937
   Pinnacle Systems, Inc. 'D'                                          220,400         5,372,250
   Uniphase Corp. 'D'                                                   57,200         2,366,650
   Vitesse Semiconductor Corp. 'D'                                     161,400         6,092,850
                                                                                    ------------
                                                                                      42,558,137
                                                                                    ------------
Energy (3.4%)
   Chieftain International, Inc. 'D'                                   248,400         5,278,500
   Coho Energy, Inc. 'D'                                               330,000         3,011,250
   KCS Energy, Inc.                                                    328,100         6,808,075
   Southern Mineral Corp.                                              176,625           971,437
   Stone Energy Corp. 'D'                                              197,000         6,599,500
                                                                                    ------------
                                                                                      22,668,762
                                                                                    ------------
Environmental Services (1.4%)
   Allied Waste Industries, Inc. 'D'                                   284,400         6,630,075
   Casella Waste Systems, Inc. 'D'                                      96,400         2,542,550
                                                                                    ------------
                                                                                       9,172,625
                                                                                    ------------
Financial Services (5.8%)
   Allmerica Financial Corp.                                           166,600         8,319,587
   AmerUs Life Holdings, Inc.                                          152,000         5,605,000
   Legg Mason, Inc.                                                    110,666         6,190,379
   PMT Services, Inc. 'D'                                              502,200         6,968,025
   Protective Life Corp.                                                98,000         5,855,500
   Vesta Insurance Group, Inc.                                          96,800         5,747,500
                                                                                    ------------
                                                                                      38,685,991
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       18

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES            VALUE
                                                                   -----------      ------------
COMMON STOCK (CONT'D)
Food, Beverages & Tobacco (1.0%)
   Consolidated Cigar Holdings, Inc. 'D'                               175,700      $  4,842,731
   Hain Food Group, Inc. 'D'                                           162,900         1,496,644
                                                                                    ------------
                                                                                       6,339,375
                                                                                    ------------

Healthcare (4.5%)
   Core, Inc. 'D'                                                      420,500         4,940,875
   Mid Atlantic Medical Services, Inc. 'D'                             426,100         5,432,775
   Minimed, Inc. 'D'                                                   143,600         5,582,450
   National Surgery Centers, Inc. 'D'                                  300,000         7,875,000
   NovaCare, Inc. 'D'                                                  467,100         6,101,494
                                                                                    ------------
                                                                                      29,932,594
                                                                                    ------------

Industrial Mfg. & Processing (0.2%)
   Elbit Vision Systems, Inc. 'D'                                      120,000         1,320,000
                                                                                    ------------

Leisure & Entertainment (3.0%)
   Coach USA, Inc. 'D'                                                 199,700         6,689,950
   Premier Parks, Inc. 'D'                                             157,000         6,358,500
   Vistana, Inc. 'D'                                                   313,000         7,199,000
                                                                                    ------------
                                                                                      20,247,450
                                                                                    ------------

Lodging & Restaurants (1.9%)
   Bob Evans Farms, Inc.                                               309,100         6,838,838
   Promus Hotel Corp. 'D'                                              138,600         5,821,200
                                                                                    ------------
                                                                                      12,660,038
                                                                                    ------------

Metals & Mining (0.7%)
   Metals USA, Inc. 'D'                                                318,800         4,861,700
                                                                                    ------------

Office Equipment & Supplies (1.6%)
   Miller (Herman), Inc.                                               190,600        10,399,613
                                                                                    ------------
Oil Services (5.0%)
   Global Industries, Ltd. 'D'                                         364,000         6,188,000
   Nabors Industries, Inc. 'D'                                         245,200         7,708,475
   Petroleum Geo Services ADR 'D'                                      167,500        10,845,625
   Pride International, Inc. 'D'                                       349,400         8,822,350
                                                                                    ------------
                                                                                      33,564,450
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       19

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES            VALUE
                                                                   -----------      ------------
COMMON STOCK (CONT'D)
Pharmaceuticals (5.6%)
   Alkermes, Inc. 'D'                                                  307,900      $  6,119,513
   ChiRex, Inc.                                                        200,000         3,525,000
   Gilead Sciences, Inc. 'D'                                           151,300         5,787,225
   SangStat Medical Corp. 'D'                                          192,000         7,776,000
   Sepracor, Inc. 'D'                                                  161,000         6,450,063
   Serologicals Corp. 'D'                                              298,800         7,768,800
                                                                                    ------------
                                                                                      37,426,601
                                                                                    ------------

Publishing (2.2%)
   Central Newspapers, Inc. Class A 'D'                                 99,900         7,386,356
   Valassis Communications, Inc. 'D'                                   196,200         7,259,400
                                                                                    ------------
                                                                                      14,645,756
                                                                                    ------------

Real Estate (4.0%)
   Apartment Investment & Management Co. Class A                       155,588         5,717,861
   Fairfield Communities, Inc. 'D'                                     226,500         9,994,313
   Trammell Crow Co. 'D'                                               186,900         4,812,675
   U.S. Restaurant Properties, Inc.                                    239,850         5,741,409
                                                                                    ------------
                                                                                      26,266,258
                                                                                    ------------

Retail (4.8%)
   Barnes & Noble, Inc. 'D'                                            190,400         6,354,600
   Borders Group, Inc. 'D'                                             189,600         5,936,850
   Fingerhut Companies, Inc.                                           264,000         5,643,000
   Payless ShoeSource, Inc. 'D'                                        105,300         7,068,263
   Staples, Inc. 'D'                                                   260,000         7,215,000
                                                                                    ------------
                                                                                      32,217,713
                                                                                    ------------

Telecommunications & Equipment (4.2%)
   Intermedia Communications Of Florida, Inc. 'D'                      167,300        10,163,475
   McLeodUSA, Inc. Class A 'D'                                         228,000         7,296,000
   Paging Network, Inc. 'D'                                            503,900         5,416,925
   Teledata Communications, Ltd. 'D'                                   272,500         4,973,125
                                                                                    ------------
                                                                                      27,849,525
                                                                                    ------------

Transportation (3.4%)
   Heartland Express, Inc. 'D'                                         210,550         5,658,531
   M.S. Carriers, Inc. 'D'                                             247,000         6,144,125
   Mark VII, Inc. 'D'                                                  267,300         4,443,863
   Swift Transportation Co., Inc. 'D'                                  204,500         6,620,688
                                                                                    ------------
                                                                                      22,867,207
                                                                                    ------------

TOTAL COMMON STOCK (Cost $484,600,282)                                               611,654,170
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       20

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                       PAR
                                                                      (000)            VALUE
                                                                   -----------      ------------
REPURCHASE AGREEMENTS (9.5%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   12/31/97 at 6.35% to be repurchased at $63,278,315 on
   01/02/98. (Collateralized by a pro rata amount of
   $427,695,000 U.S. Treasury Note, 6.25%, due 02/28/02. Pro
   rata market value of collateral is $64,563,921.) (Cost
   $63,256,000)                                                      $63,256        $ 63,256,000
                                                                                    ------------
TOTAL INVESTMENTS AT VALUE (101.3%) (Cost $547,856,282*)                             674,910,170

LIABILITIES IN EXCESS OF OTHER ASSETS (1.3%)                                          (8,516,513)
                                                                                    ------------
NET ASSETS (100.0%) (applicable to 40,425,193 shares
outstanding)                                                                        $666,393,657
                                                                                    ------------
                                                                                    ------------
NET ASSET VALUE, offering and redemption price per share
($666,393,657 [div] 40,425,193)                                                           $16.48
                                                                                          ------
                                                                                          ------

--------------------------------------------------------------------------------
'D' Non-income producing security.
* Cost for federal income tax purposes is $547,982,385.

                See Accompanying Notes to Financial Statements.
                                       21

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF NET ASSETS
December 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
COMMON STOCK (97.3%)                                             -----------        ------------
 Aerospace & Defense (2.3%)
   Gulfstream Aerospace Corp. 'D'                                     11,100        $    324,675
   Loral Space & Communications, Ltd. 'D'                             18,100             388,019
                                                                                    ------------
                                                                                         712,694
                                                                                    ------------
 Business Services (5.2%)
   Paraxel International Corp. 'D'                                     9,000             333,000
   QuickResponse Services, Inc. 'D'                                   11,800             436,600
   Technology Solutions Co.                                           14,900             392,987
   Vincam Group, Inc. 'D'                                             16,500             439,312
                                                                                    ------------
                                                                                       1,601,899
                                                                                    ------------
 Communications & Media (4.5%)
   Central European Media Enterprises, Ltd. 'D'                       12,000             303,000
   Outdoor Systems, Inc. 'D'                                          17,125             657,172
   Universal Outdoor Holdings, Inc.                                    8,000             416,000
                                                                                    ------------
                                                                                       1,376,172
                                                                                    ------------
 Computers (17.9%)
   BMC Software, Inc. 'D'                                             11,600             761,250
   Cambridge Technology Partners Of Massachusetts 'D'                 11,800             491,175
   Check Point Software Technologies, Ltd. 'D'                         5,000             203,750
   Citrix Systems, Inc. 'D'                                            5,000             380,000
   Computer Associates International, Inc.                             8,100             428,287
   JDA Software Group, Inc. 'D'                                       13,400             469,000
   Manugistics Group, Inc. 'D'                                         5,000             223,125
   Micrografx, Inc. 'D'                                               39,100             342,125
   National Instruments Corp. 'D'                                     12,750             369,750
   PeopleSoft, Inc. 'D'                                               25,400             990,600
   PLATINUM Technology, Inc. 'D'                                      10,400             293,800
   Transactions Systems Architects, Inc. Class A 'D'                  13,600             516,800
                                                                                    ------------
                                                                                       5,469,662
                                                                                    ------------
 Consumer Non-Durables (2.7%)
   Central Garden & Pet Co. 'D'                                       15,000             393,750
   Westpoint Stevens, Inc. 'D'                                         9,000             425,250
                                                                                    ------------
                                                                                         819,000
                                                                                    ------------
 Electronics (7.9%)
   Avant! Corp. 'D'                                                   19,500             326,625
   Etec Systems, Inc. 'D'                                              8,600             399,900
   Linear Technology Corp. 'D'                                         7,700             443,712
   Maxim Integrated Products, Inc. 'D'                                25,200             869,400
   Vitesse Semiconductor Corp.                                         9,700             366,175
                                                                                    ------------
                                                                                       2,405,812
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       22

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCK (CONT'D)
 Energy (3.6%)
   Coho Energy, Inc. 'D'                                                48,900      $    446,213
   Forcenergy, Inc. 'D'                                                 15,100           395,431
   KCS Energy, Inc. 'D'                                                 18,600           385,950
   Stone Energy Corp. 'D'                                                9,900           331,650
                                                                                    ------------
                                                                                       1,559,244
                                                                                    ------------
 Environmental Services (2.4%)
   American Disposal Services, Inc.'D'                                  10,100           368,650
   USA Waste Services, Inc. 'D'                                          9,200           361,100
                                                                                    ------------
                                                                                         729,750
                                                                                    ------------
 Financial Services (12.6%)
   Amvescap PLC Sponsored ADR                                            6,100           526,125
   ARM Financial Group, Inc. Class A 'D'                                21,300           561,787
   Franklin Resources, Inc. 'D'                                          4,000           347,750
   Life Re Corp.                                                         7,200           469,350
   Nationwide Financial Services, Inc.                                   9,000           325,125
   PMT Services, Inc. 'D'                                               31,200           432,900
   Price (T. Rowe) Associates, Inc. 'D'                                  4,100           257,787
   Sirrom Capital Corp.                                                  9,400           489,975
   SunAmerica, Inc.                                                     10,000           427,500
                                                                                    ------------
                                                                                       3,838,299
                                                                                    ------------
 Healthcare (3.0%)
   FPA Medical Management, Inc. 'D'                                     16,000           298,000
   NovaCare, Inc.                                                       28,800           376,200
   Steris Corp. 'D'                                                      5,000           241,250
                                                                                    ------------
                                                                                         915,450
                                                                                    ------------
 Industrial Mfg. & Processing (2.8%)
   Mettler-Toledo International, Inc. 'D'                               21,900           377,775
                                                                                    ------------
 Leisure & Entertainment (5.2%)
   Coach USA, Inc. 'D'                                                  14,500           485,750
   N2K, Inc. # 'D' +                                                    25,000           311,175
   Premier Parks, Inc. 'D'                                              10,200           413,100
   Vistana, Inc. 'D'                                                    16,600           381,800
                                                                                    ------------
                                                                                       1,591,825
                                                                                    ------------
 Metals & Mining (1.5%)
   Metals USA, Inc. 'D'                                                 30,400           463,600
                                                                                    ------------
 Oil Services (2.6%)
   Petroleum Geo Services ADR 'D'                                        6,000           388,500
   Pride International, Inc. 'D'                                        16,500           416,625
                                                                                    ------------
                                                                                         805,125
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       23

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES            VALUE
                                                                   -----------      ------------
COMMON STOCK (CONT'D)
 Pharmaceuticals (5.1%)
   ChiRex, Inc.                                                         17,100      $    301,388
   Gilead Sciences, Inc.                                                10,800           413,100
   SangStat Medical Corp. 'D'                                           11,500           465,750
   Watson Pharmaceuticals, Inc. 'D'                                     11,300           366,544
                                                                                    ------------
                                                                                       1,546,782
                                                                                    ------------
 Publishing (1.6%)
   Petersen Companies, Inc. Class A 'D'                                 21,000           483,000
                                                                                    ------------
 Real Estate (1.6%)
   AMB Property Corp. 'D'                                               19,600           492,450
                                                                                    ------------
 Retail (6.6%)
   Borders Group, Inc. 'D'                                              15,900           497,869
   Family Dollar Stores, Inc. 'D'                                       14,500           425,031
   Payless ShoeSource, Inc. 'D'                                          5,500           369,188
   Rite Aid Corp. 'D'                                                    5,630           330,411
   Staples, Inc. 'D'                                                    14,400           399,600
                                                                                    ------------
                                                                                       2,022,099
                                                                                    ------------
 Telecommunications & Equipment (8.2%)
   Cisco Systems, Inc. 'D'                                               7,050           393,038
   Intermedia Communications of Florida, Inc. 'D'                        9,800           595,350
   McLeodUSA, Inc. Class A 'D'                                          15,800           505,600
   Paging Network, Inc. 'D'                                             28,400           305,300
   Teledata Communications, Ltd. 'D'                                    14,000           255,500
   Tellabs, Inc. 'D'                                                     8,400           444,150
                                                                                    ------------
                                                                                       2,498,938
                                                                                    ------------

TOTAL INVESTMENTS AT VALUE (97.3%) (Cost $26,284,604*)                                29,709,576
OTHER ASSETS IN EXCESS OF LIABILITIES (2.7%)                                             810,613
                                                                                    ------------
NET ASSETS (100.0%) (applicable to 2,758,433 shares outstanding)                     $30,520,189
                                                                                    ------------
                                                                                    ------------
NET ASSET VALUE, offering and redemption price per share ($30,520,189 [div]
2,758,433)                                                                                $11.06
                                                                                          ------
                                                                                          ------

--------------------------------------------------------------------------------
'D' Non-income producing security.
# Restricted security.
+ Not readily marketable security.
 * Cost for federal income tax purposes is $26,392,728.

                See Accompanying Notes to Financial Statements.
                                       24

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 1997
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                      SHARES           VALUE
                                                                    -----------      ----------
COMMON STOCK (80.9%)
Aerospace & Defense (4.4%)
   Gulfstream Aerospace Corp. 'D'                                        800        $   23,400
   Litton Industries, Inc. 'D'                                           350            20,125
   Lockheed Martin Corp.                                                 250            24,625
   Raytheon Co. Class A                                                  400            19,725
                                                                                    ----------
                                                                                        87,875
                                                                                    ----------
Agriculture (0.5%)
   IMC Global, Inc.                                                      300             9,825
                                                                                    ----------
Banks & Savings & Loans (2.8%)
   Bank of New York Co., Inc.                                            300            17,344
   Citicorp                                                              300            37,931
                                                                                    ----------
                                                                                        55,275
                                                                                    ----------
Building & Building Materials (1.7%)
   USG Corp. 'D'                                                         700            34,300
                                                                                    ----------
Business Services (0.7%)
   Block (H&R), Inc.                                                     150             6,722
   Deluxe Corp.                                                          200             6,900
                                                                                    ----------
                                                                                        13,622
                                                                                    ----------
Capital Equipment (5.2%)
   AlliedSignal, Inc.                                                    400            15,575
   American Standard Co., Inc. 'D'                                       500            19,156
   Caterpillar, Inc.                                                     200             9,712
   Cummins Engine Co., Inc.                                              200            11,812
   Emerson Electric Co.                                                  250            14,109
   Ingersoll-Rand Co.                                                    300            12,150
   ITT Industries, Inc.                                                  700            21,962
                                                                                    ----------
                                                                                       104,476
                                                                                    ----------
Chemicals (3.3%)
   Ferro Corp.                                                           400             9,725
   Olin Corp.                                                            300            14,062
   Rhone Poulenc SA Series A ADR                                         450            19,969
   Union Carbide Corp.                                                   500            21,469
                                                                                    ----------
                                                                                        65,225
                                                                                    ----------

                See Accompanying Notes to Financial Statements.
                                       25

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                      NUMBER
                                                                        OF
                                                                      SHARES          VALUE
                                                                      ------        ----------
COMMON STOCK (CONT'D)
Computers (4.1%)
   Automatic Data Processing, Inc.                                          200      $   12,275
   Hewlett-Packard Co.                                                      200          12,500
   International Business Machines Corp.                                    400          41,825
   Sun Microsystems, Inc. 'D'                                               400          15,950
                                                                                     ----------
                                                                                         82,550
                                                                                     ----------
Conglomerates (2.3%)
   Harsco Corp.                                                             500          21,562
   United Technologies Corp.                                                350          25,484
                                                                                     ----------
                                                                                         47,046
                                                                                     ----------
Consumer Durables (4.1%)
   Chrysler Corp.                                                         1,400          49,262
   Ford Motor Co.                                                           500          24,344
   Maytag Corp.                                                             250           9,328
                                                                                     ----------
                                                                                         82,934
                                                                                     ----------
Consumer Non-Durables (3.1%)
   Newell Co.                                                               150           6,375
   Premark International, Inc.                                              600          17,400
   RJR Nabisco Holdings Corp.                                               450          16,875
   Unilever NV                                                              350          21,853
                                                                                     ----------
                                                                                         62,503
                                                                                     ----------
Energy (7.8%)
   British Petroleum Co. PLC ADR                                            700          55,781
   Exxon Corp.                                                              600          36,712
   Mobil Corp.                                                              500          36,094
   Total SA ADR                                                             500          27,750
                                                                                     ----------
                                                                                        156,337
                                                                                     ----------

                See Accompanying Notes to Financial Statements.
                                       26

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                      SHARES           VALUE
                                                                    -----------      ----------
COMMON STOCK (CONT'D)
Financial Services (7.9%)
   American Express Co.                                                     100      $    8,925
   Berkley (W.R.) Corp.                                                     300          13,163
   Fannie Mae                                                               400          22,825
   FINOVA Group, Inc.                                                       450          22,359
   Freddie Mac                                                              300          12,581
   Household International, Inc.                                             50           6,378
   Lehman Brothers Holdings, Inc.                                           250          12,750
   MBIA, Inc.                                                               300          20,044
   Provident Companies, Inc.                                                350          13,519
   Terra Nova (Bermuda) Holdings, Ltd. Class A                              350           9,188
   Travelers Property Casualty Corp.                                        400          17,600
                                                                                     ----------
                                                                                        159,332
                                                                                     ----------
Food, Beverages & Tobacco (5.0%)
   Anheuser-Busch Companies, Inc.                                           650          28,600
   Philip Morris Companies, Inc.                                            900          40,781
   Ralston Purina Group                                                     100           9,294
   Sara Lee Corp.                                                           250          14,078
   Swedish Match Co. AB ADR                                                 250           8,313
                                                                                     ----------
                                                                                        101,066
                                                                                     ----------
Healthcare (3.8%)
   Baxter International, Inc.                                               450          22,697
   Foundation Health Systems, Inc. Class A 'D'                              200           4,475
   Tenet Healthcare Corp. 'D'                                               450          14,906
   Trigon Healthcare, Inc. 'D'                                              800          20,900
   Wellpoint Health Networks, Inc. 'D'                                      300          12,675
                                                                                     ----------
                                                                                         75,653
                                                                                     ----------
Industrial Mfg. & Processing (0.6%)
   UNOVA, Inc. 'D'                                                          700          11,506
                                                                                     ----------
Leisure & Entertainment (1.1%)
   Polaroid Corp.                                                           450          21,909
                                                                                     ----------
Lodging & Restaurants (1.2%)
   La Quinta Inns, Inc.                                                   1,300          25,106
                                                                                     ----------
Metals & Mining (2.1%)
   Alumax, Inc. 'D'                                                         700          23,800
   Aluminum Company of America                                              250          17,594
                                                                                     ----------
                                                                                         41,394
                                                                                     ----------

                See Accompanying Notes to Financial Statements.
                                       27

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                      SHARES           VALUE
                                                                    -----------      ----------
COMMON STOCK (CONT'D)
Office Equipment & Supplies (0.5%)
   Pitney Bowes, Inc.                                                       100      $    8,994
                                                                                     ----------
Oil Services (2.5%)
   Noble Drilling Corp. 'D'                                                 550          16,844
   Reading & Bates Corp. 'D'                                                450          18,844
   Transocean Offshore, Inc.                                                300          14,456
                                                                                     ----------
                                                                                         50,144
                                                                                     ----------
Pharmaceuticals (2.7%)
   American Home Products Corp.                                             350          26,775
   Merck & Co., Inc.                                                        250          26,563
                                                                                     ----------
                                                                                         53,338
                                                                                     ----------
Retail (5.4%)
   Carson Pirie Scott & Co. 'D'                                             100           5,013
   Federated Department Stores, Inc. 'D'                                    700          30,144
   May Department Stores Co.                                                250          13,172
   Neiman-Marcus Group, Inc. 'D'                                            350          10,588
   Payless ShoeSource, Inc. 'D'                                             250          16,781
   Rite Aid Corp.                                                           150           8,803
   Wal-Mart Stores, Inc.                                                    600          23,663
                                                                                     ----------
                                                                                        108,164
                                                                                     ----------
Telecommunications & Equipment (4.8%)
   ALLTEL Corp.                                                             200           8,213
   Ameritech Corp.                                                          250          20,125
   Bell Atlantic Corp.                                                      400          36,400
   BellSouth Corp.                                                          300          16,894
   SBC Communications, Inc.                                                 200          14,650
                                                                                     ----------
                                                                                         96,282
                                                                                     ----------
Transportation (1.3%)
   Burlington Northern Santa Fe Corp.                                       100           9,294
   CSX Corp.                                                                300          16,200
                                                                                     ----------
                                                                                         25,494
                                                                                     ----------
Utilities-Electric (2.0%)
   Allegheny Energy, Inc.                                                   250           8,125
   American Electric Power Co., Inc.                                        300          15,488
   Entergy Corp.                                                            300           8,981
   Illinova Corp.                                                           300           8,081
                                                                                     ----------
                                                                                         40,675
                                                                                     ----------
TOTAL COMMON STOCK (Cost $1,559,390)                                                  1,621,025
                                                                                     ----------

                See Accompanying Notes to Financial Statements.
                                       28

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                      SHARES           VALUE
                                                                    -----------      ----------
PREFERRED STOCK (3.5%)
Communications & Media (0.5%)
   AirTouch Communications, Inc. Series B 6%
     (Callable 08/16/99 @ $35.96)                                           300      $   10,688
                                                                                     ----------
Financial Services (2.2%)
   Allstate Corp. Exchangable Notes 6.76% (Callable 04/15/98 @
     $41.50)                                                                750          45,000
                                                                                     ----------
Real Estate (0.8%)
   Equity Residential Properties Series G 7.25% (Callable
     09/15/02 @ $25.91)                                                     600          15,375
                                                                                     ----------
TOTAL PREFERRED STOCK (Cost $64,693)                                                     71,063
                                                                                     ----------
BONDS (0.4%)
   Micron Technology, Inc. (Convertible) (Callable 07/03/01 @
     $103)                                                                8,000           7,390
                                                                                     ----------
TOTAL BONDS (Cost $7,416)                                                                 7,390
                                                                                     ----------

                                                                        PAR
                                                                       (000)
                                                                    -----------
REPURCHASE AGREEMENT (15.2%)
 Repurchase agreement with Goldman, Sachs & Co. dated 12/31/97 at 6.35% to be repurchased at $304,107 on 01/02/98.
 (Collateralized by a pro rata amount of $427,695,000
 U.S. Treasury Note, 6.25%, due 02/28/02. Pro rata market
 value of collateral is $310,286.) (Cost $304,000)                         $304         304,000
                                                                                     ----------

TOTAL INVESTMENTS AT VALUE (100%) (Cost $1,935,499*)                                 $2,003,478
                                                                                     ----------
                                                                                     ----------

                                   INVESTMENT ABBREVIATIONS
                               ADR = American Depository Receipt

--------------------------------------------------------------------------------
 'D' Non-income producing security.
 * Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.
                                       29

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS

   Investments at value (Cost $1,935,499)                                      $ 2,003,478
   Receivable for fund shares sold                                                  51,568
   Receivable for investment sold                                                   28,894
   Deferred offering costs                                                          20,822
   Receivable from advisor                                                          15,673
   Dividends and interest receivable                                                 3,371
   Cash                                                                                349
                                                                               -----------
       Total Assets                                                              2,124,155
                                                                               -----------
LIABILITIES

   Payable for investments purchased                                               105,951
   Accrued expenses payable                                                         24,063
   Other liabilities                                                                 1,000
                                                                               -----------
       Total Liabilities                                                           131,014
                                                                               -----------
NET ASSETS, applicable to 192,982 common shares outstanding                    $ 1,993,141
                                                                               -----------
                                                                               -----------
NET ASSET VALUE, offering and redemption price per share
 ($1,993,141[div]192,982)                                                      $     10.33
                                                                               -----------
                                                                               -----------

                See Accompanying Notes to Financial Statements.
                                       30

WARBURG PINCUS TRUST
STATEMENTS OF OPERATIONS
For the Year or Period Ended December 31, 1997
--------------------------------------------------------------------------------

                                                INTERNATIONAL   SMALL COMPANY   POST-VENTURE     GROWTH &
                                                   EQUITY          GROWTH         CAPITAL         INCOME
                                                  PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO(1)
                                                -------------   -------------   ------------   ------------
INVESTMENT INCOME:
   Dividends                                    $   6,578,543    $   767,441     $   54,573      $  5,434
   Interest                                         1,283,537      2,028,219        147,717         3,003
   Foreign taxes withheld                            (648,169)             0              0             0
                                                -------------   -------------   ------------       ------
       Total investment income                      7,213,911      2,795,660        202,290         8,437
                                                -------------   -------------   ------------       ------
EXPENSES:
   Investment advisory                              3,592,157      4,349,002        386,073         2,055
   Administrative services                            768,432        955,024         61,772           685
   Custodian/Sub-custodian                            358,031         94,486         37,093         5,025
   Trustees                                             2,510          2,495          2,495             0
   Insurance                                            5,816          6,225            205         1,000
   Interest                                             3,287          3,740          2,040             8
   Offering/organizational                             12,443         12,380          7,293         4,178
   Professional services                               44,124         50,854         14,972        10,001
   Printing                                             7,247         13,179          1,529         3,500
   Registration                                           160              0            100             0
   Transfer agent                                       3,224          5,376          1,020           100
   Miscellaneous                                       65,016         22,640          5,976         2,001
                                                -------------   -------------   ------------       ------
                                                    4,862,447      5,515,401        520,568        28,553
   Less fees waived, expenses reimbursed and
     transfer agent offsets                           (20,089)       (24,660)       (88,166)      (25,813)
                                                -------------   -------------   ------------       ------
       Total expenses                               4,842,358      5,490,741        432,402         2,740
                                                -------------   -------------   ------------       ------
         Net investment income (loss)               2,371,553     (2,695,081)      (230,112)        5,697
                                                -------------   -------------   ------------       ------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENTS AND FOREIGN CURRENCY RELATED
 ITEMS:
   Net realized gain (loss) from security and
     other related transactions                   (18,668,797)     1,317,196       (179,000)       (8,068)
   Net realized gain from foreign currency
     related items                                 11,010,785              0              0             0
   Net change in unrealized appreciation
     (depreciation) from investments and foreign
     currency related items                        (7,070,165)    80,858,786      3,246,410        67,978
                                                -------------   -------------   ------------       ------
         Net realized and unrealized gain (loss)
           from investments
           and foreign currency related items     (14,728,177)    82,175,982      3,067,410        59,910
                                                -------------   -------------   ------------       ------
Net increase (decrease) in net assets resulting
 from operations                                $ (12,356,624)   $79,480,901     $2,837,298      $ 65,607
                                                -------------   -------------   ------------       ------
                                                -------------   -------------   ------------       ------

--------------------------------------------------------------------------------
(1) For the period October 31, 1997 (Commencement of Operations) through December 31, 1997.

                See Accompanying Notes to Financial Statements.
                                       31

WARBURG PINCUS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       INTERNATIONAL EQUITY
                                                                             PORTFOLIO
                                                            -------------------------------------------
                                                                        FOR THE YEAR ENDED
                                                                           DECEMBER 31,
                                                            -------------------------------------------
                                                                   1997                    1996
                                                            -------------------     -------------------
FROM OPERATIONS:
   Net investment income (loss)                                $   2,371,553           $   1,409,720
   Net realized gain (loss) from security and other
     related transactions                                        (18,668,797)              1,520,782
   Net realized gain from foreign currency related items          11,010,785               1,491,912
   Net change in unrealized appreciation (depreciation)
     from investments and foreign currency related items          (7,070,165)             10,686,258
                                                            -------------------     -------------------
       Net increase (decrease) in net assets resulting
         from operations                                         (12,356,624)             15,108,672
                                                            -------------------     -------------------
FROM DISTRIBUTIONS:
   Dividends from net investment income                             (305,296)             (1,624,713)
   Distributions in excess of net investment income                        0              (2,505,916)
   Return of capital                                                       0                       0
   Distributions from realized gains                                       0              (1,520,782)
   Distributions in excess of realized capital gains             (21,970,160)               (317,087)
                                                            -------------------     -------------------
       Net decrease in net assets from distributions             (22,275,456)             (5,968,498)
                                                            -------------------     -------------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                  169,935,030             333,352,387
   Reinvested dividends                                           22,275,452               5,968,497
   Net asset value of shares redeemed                           (108,567,703)           (114,779,643)
                                                            -------------------     -------------------
       Net increase in net assets from capital share
         transactions                                             83,642,779             224,541,241
                                                            -------------------     -------------------
       Net increase in net assets                                 49,010,699             233,681,415
NET ASSETS:
   Beginning of period                                           298,218,283              64,536,868
                                                            -------------------     -------------------
   End of period                                               $ 347,228,982           $ 298,218,283
                                                            -------------------     -------------------
                                                            -------------------     -------------------
Undistributed net investment income/(distribution in
 excess of net investment income)                              $    (902,800)          $  (1,376,373)
                                                            -------------------     -------------------
                                                            -------------------     -------------------

                See Accompanying Notes to Financial Statements.
                                       32

--------------------------------------------------------------------------------

                        SMALL COMPANY GROWTH                        POST-VENTURE CAPITAL              GROWTH & INCOME
                              PORTFOLIO                                  PORTFOLIO                       PORTFOLIO
             -------------------------------------------     -----------------------------------     -------------------
                                                                                FOR THE PERIOD
                                                                              SEPTEMBER 30, 1996       FOR THE PERIOD
                                                                               (COMMENCEMENT OF       OCTOBER 31, 1997
                         FOR THE YEAR ENDED                    FOR THE           OPERATIONS)          (COMMENCEMENT OF
                            DECEMBER 31,                      YEAR ENDED           THROUGH           OPERATIONS) THROUGH
             -------------------------------------------     DECEMBER 31,        DECEMBER 31,           DECEMBER 31,
                    1997                    1996                 1997                1996                   1997
             -------------------     -------------------     ------------     ------------------     -------------------
                $  (2,695,081)          $  (1,546,927)       $  (230,112 )       $      4,291            $     5,697
                    1,317,196             (17,819,175)          (179,000 )            (48,100)                (8,068)
                            0                       0                  0                    0                      0
                   80,858,786              34,312,085          3,246,410              178,562                 67,978
             -------------------     -------------------     ------------          ----------               --------
                   79,480,901              14,945,983          2,837,298              134,753                 65,607
             -------------------     -------------------     ------------          ----------               --------
                            0                       0             (4,291 )                  0                 (5,697)
                            0                       0               (129 )                  0                      0
                            0                       0                  0                    0                 (4,497)
                            0                       0                  0                    0                      0
                            0                       0                  0                    0                      0
             -------------------     -------------------     ------------          ----------               --------
                            0                       0             (4,420 )                  0                (10,194)
             -------------------     -------------------     ------------          ----------               --------
                  473,863,814             434,899,200         67,627,302           12,267,019              1,927,534
                            0                       0              4,420                    0                 10,194
                 (226,348,615)           (207,892,540)       (52,343,943 )             (2,240)                     0
             -------------------     -------------------     ------------          ----------               --------
                  247,515,199             227,006,660         15,287,779           12,264,779              1,937,728
             -------------------     -------------------     ------------          ----------               --------
                  326,996,100             241,952,643         18,120,657           12,399,532              1,993,141
                  339,397,557              97,444,914         12,399,532                    0                      0
             -------------------     -------------------     ------------          ----------               --------
                $ 666,393,657           $ 339,397,557        $30,520,189         $ 12,399,532            $ 1,993,141
             -------------------     -------------------     ------------          ----------               --------
             -------------------     -------------------     ------------          ----------               --------

                $           0           $           0        $         0         $      4,291            $         0
             -------------------     -------------------     ------------          ----------               --------
             -------------------     -------------------     ------------          ----------               --------

                See Accompanying Notes to Financial Statements.
                                       33

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                       FOR THE PERIOD
                                                     FOR THE YEAR ENDED                 JUNE 30, 1995
                                                        DECEMBER 31,                  (COMMENCEMENT OF
                                             -----------------------------------     OPERATIONS) THROUGH
                                                 1997                1996             DECEMBER 31, 1995
                                             ------------      -----------------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $11.48              $ 10.65                $ 10.00
                                                 -----                -----                  -----
   Income from Investment Operations:
   Net Investment Income                          0.10                 0.00                   0.03
   Net Gain (Loss) from Securities and
     Foreign Currency Related Items
     (both realized and unrealized)              (0.37)                1.06                   0.70
                                                 -----                -----                  -----
       Total From Investment Operations          (0.27)                1.06                   0.73
                                                 -----                -----                  -----
   Less Distributions:
   Dividends from Net Investment Income          (0.01)               (0.06)                 (0.01)
   Distributions in Excess of Net
     Investment Income                            0.00                (0.10)                 (0.07)
   Distributions from Realized Gains              0.00                (0.06)                  0.00
   Distributions in Excess of Realized
     Gains                                       (0.71)               (0.01)                  0.00
                                                 -----                -----                  -----
       Total Distributions                       (0.72)               (0.23)                 (0.08)
                                                 -----                -----                  -----
NET ASSET VALUE, END OF PERIOD                  $10.49              $ 11.48                $ 10.65
                                                 -----                -----                  -----
                                                 -----                -----                  -----
Total Return                                     (2.26%)               9.98%                  7.30%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)              $347,229             $298,218                $64,537

Ratios to average daily net assets:
   Operating expenses                             1.36%@               1.36%@                 1.44%*
   Net investment income                          0.66%                0.64%                  0.48%*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                       0.00%                0.04%                  0.77%*
Portfolio Turnover Rate                          78.65%               30.82%                  8.31%'D'
Average Commission Rate #                       $.0163              $0.0232                     --

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolios' expenses by .01% and .00% for the years ended December 31, 1997 and 1996, respectively. The Portfolios' operating expense ratio after reflecting these arrangements were 1.35% and 1.36% for the years ended December 31, 1997 and 1996, respectively.
'D' Non-annualized.
* Annualized.
#Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

                See Accompanying Notes to Financial Statements.
                                       34

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                       FOR THE PERIOD
                                                     FOR THE YEAR ENDED                 JUNE 30, 1995
                                                        DECEMBER 31,                  (COMMENCEMENT OF
                                             -----------------------------------     OPERATIONS) THROUGH
                                                 1997                1996             DECEMBER 31, 1995
                                             ------------      -----------------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $14.25              $ 12.51                $ 10.00
                                                 -----                -----                  -----

   Income from Investment Operations:

   Net Investment Loss                           (0.07)               (0.06)                 (0.01)

   Net Gain on Securities (both realized
     and unrealized)                              2.30                 1.80                   2.52
                                                 -----                -----                  -----

       Total From Investment Operations           2.23                 1.74                   2.51
                                                 -----                -----                  -----

NET ASSET VALUE, END OF PERIOD                  $16.48              $ 14.25                $ 12.51
                                                 -----                -----                  -----
                                                 -----                -----                  -----

Total Return                                     15.65%               13.91%                 25.10%'D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)              $666,394             $339,398                $97,445

Ratios to average daily net assets:

   Operating expenses                             1.15%@               1.16%@                 1.25%*

   Net investment loss                           (0.56%)              (0.66%)                (0.36%)*

   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                       0.00%                0.01%                  0.25%*

Portfolio Turnover Rate                          92.45%              101.50%                 34.25%'D'

Average Commission Rate #                      $0.0550              $0.0538                     --

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolios' expenses by .01% and .00% for the years ended December 31, 1997 and 1996, respectively. The Portfolios' operating expense ratio after reflecting these arrangements were 1.14% and 1.16% for the years ended December 31, 1997 and 1996, respectively.
'D' Non-annualized.
* Annualized.
#Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

                See Accompanying Notes to Financial Statements.
                                       35

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                     FOR THE PERIOD
                                                                                   SEPTEMBER 30, 1996
                                                                FOR THE             (COMMENCEMENT OF
                                                              YEAR ENDED           OPERATIONS) THROUGH
                                                           DECEMBER 31, 1997        DECEMBER 31, 1996
                                                           -----------------      ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  9.76                  $ 10.00
                                                                  -----                    -----

   Income from Investment Operations:

   Net Investment Loss                                            (0.08)                    0.00
   Net Gain (Loss) on Securities (both realized and
     unrealized)                                                   1.38                    (0.24)
                                                                  -----                    -----

       Total From Investment Operations                            1.30                    (0.24)
                                                                  -----                    -----

NET ASSET VALUE, END OF PERIOD                                  $ 11.06                  $  9.76
                                                                  -----                    -----
                                                                  -----                    -----

Total Return                                                      13.34%                   (2.40%)'D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                $30,520                  $12,400

Ratios to average daily net assets:

   Operating expenses                                              1.40%@                   1.41%@*

   Net investment income (loss)                                   (0.75%)                   0.80%*

   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                          0.18%                    4.16%*

Portfolio Turnover Rate                                          238.12%                    6.80%'D'

Average Commission Rate #                                       $0.0548                  $0.0491

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolios' expenses by .00% and .01% for the year or period ended December 31, 1997 and 1996, respectively. The Portfolios' operating expense ratio after reflecting these arrangements were 1.40% and 1.40% for the year or period ended December 31, 1997 and 1996, respectively.
'D' Non-annualized.
* Annualized.
#Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

TAX STATUS OF 1997 DIVIDENDS (UNAUDITED)
Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 0.34%.

                See Accompanying Notes to Financial Statements.
                                       36

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                             FOR THE PERIOD
                                                                            OCTOBER 31, 1997
                                                                            (COMMENCEMENT OF
                                                                           OPERATIONS) THROUGH
                                                                              DECEMBER 31,
                                                                                  1997
                                                                           -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $10.00

   Income from Investment Operations:
   Net Investment Income                                                            0.04

   Net Gain on Securities (both realized and unrealized)                            0.35

       Total From Investment Operations                                             0.39

   Less Distributions:
   Dividends from Net Investment Income                                            (0.03)
   Return of Capital                                                               (0.03)
       Total Distributions                                                         (0.06)

NET ASSET VALUE, END OF PERIOD                                                    $10.33

Total Return                                                                        3.89%'D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                  $1,993

Ratios to average daily net assets:
   Operating expenses                                                               1.00%*@
   Net investment income                                                            2.08%*
   Decrease reflected in above operating expense ratio due to
     waivers/reimbursements.                                                        9.42%*

Portfolio Turnover Rate                                                            64.38%*

Average Commission Rate #                                                        $0.0599

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolios' expense ratio.
'D' Non-annualized.
* Annualized.
#Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

TAX STATUS OF 1997 DIVIDENDS (UNAUDITED)
Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 51.77%.

                See Accompanying Notes to Financial Statements.
                                       37

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Trust (the 'Trust') is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers five investment funds (the 'Portfolios'): International Equity Portfolio is a diversified investment fund that seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of companies that have their principal business activities and interests outside of the U.S.; Small Company Growth Portfolio is a non-diversified investment fund that seeks capital growth by investing in a portfolio of equity securities of small-sized domestic companies; Post-Venture Capital Portfolio is a diversified investment fund that seeks long-term growth of capital by investing primarily in equity securities of companies considered to be in their post-venture-capital stage of development; and Growth & Income Portfolio is a diversified investment fund that seeks long-term growth of capital and income by investing primarily in equity securities. Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (a) life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts and (b) tax-qualified pension and retirement plans ('Plans'), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The Emerging Markets Portfolio commenced investment operations on December 31, 1997, and is contained in a separate Annual Report.

   The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

   The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of gains and losses on

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------
investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   The International Equity Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things, fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the imposition of other foreign laws and restrictions. Securities of foreign issuers are often subject to less rigorous regulatory practices and requirements than those applied in the United States and may also be less liquid (and their prices more volatile) than securities of comparable U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in many respects.

   When a Portfolio writes or purchases a call or a put option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Portfolio realizes a gain or loss equal to the amount of the premium received or paid. When the Portfolio exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain in the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   For U.S. federal income tax purposes, realized losses incurred after October 31, 1997, within the fiscal year, are deemed to arise on the first business day of the following fiscal year. The International Equity Portfolio incurred and elected to defer such losses of $25,346,474.

   No provision is made for federal income taxes as it is the Trust's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D)
   Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations. Costs incurred by the Portfolios in connection with the offering of their shares have been deferred and are being amortized over a one year period from the date each Portfolio commenced its operations.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Portfolio, along with other funds advised by Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ('Warburg') (collectively the 'Warburg Funds'), transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements collateralized by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   The Warburg Funds have established committed and uncommitted lines of credit facilities with certain banks for temporary or emergency purposes primarily relating to fund share redemptions and funding payments of dividend or capital gain distributions. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .10% per annum on the amount of the line of credit. In addition, under the terms of both the committed and uncommitted facilities, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .55%. Aggregate borrowings for each fund under these credit facilities may not exceed the lower of (a) the maximum amount permitted by such fund's investment policies and restrictions or (b) thirty-three and one-third percent (33 1/3%) of such fund's total assets. During the fiscal year ended December 31, 1997, the maximum daily loan amount outstanding under the line of credit agreement for the Post-Venture Capital Portfolio was $975,000; averaging approximately $31,000 per day with an approximate interest rate of 6.19%. The Portfolio had average shares outstanding of 29,439,988 which resulted in an average debt per share outstanding of $.0011. At December 31, 1997 there were no outstanding balances under these line of credit facilities for any of the Portfolios.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------
agent expense. For the year or period ended December 31, 1997, the Portfolios received credits or reimbursements under the arrangement as follows:

                      PORTFOLIO                                  AMOUNT
------------------------------------------------------    ---------------------
International Equity                                             $20,089
Small Company Growth                                              24,660
Post-Venture Capital                                               1,451
Growth & Income                                                        0

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Portfolio's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Portfolio's average daily net assets:

                   PORTFOLIO                                   ANNUAL RATE
------------------------------------------------    ---------------------------------
International Equity                                1.00% of average daily net assets
Small Company Growth                                0.90% of average daily net assets
Post-Venture Capital                                1.25% of average daily net assets
Growth & Income                                     0.75% of average daily net assets

   For the year or period ended December 31, 1997, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                 GROSS                          NET             EXPENSE
        PORTFOLIO             ADVISORY FEE      WAIVER      ADVISORY FEE     REIMBURSEMENTS
--------------------------    ------------     --------     ------------     --------------
International Equity           $3,592,157      $      0      $3,592,157         $      0
Small Company Growth            4,349,002             0       4,349,002                0
Post-Venture Capital              386,073       (55,829)        330,244                0
Growth & Income                     2,055        (2,055)              0          (23,347)

   Abbott Capital Management, LLC ('Abbott') serves as sub-investment adviser for the Post-Venture Capital Portfolio's assets invested in U.S. or foreign private limited partnerships or other investment funds ('Private Fund Investments'). From its investment advisory fee, Warburg pays Abbott a fee of 1.00% per annum of the value of Private Fund Investments as of the end of each calendar quarter. Effective January 17, 1997, the Sub-Advisory Agreement was amended. Under the previous Agreement, Warburg paid Abbott a quarterly fee at the annual rate of 0.55% of the Portfolio's value of Private Fund Investments as of the end of each calendar quarter. No compensation is paid by the Post-Venture Capital Fund to Abbott for its sub-investment advisory services.

   Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Portfolio's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D) of .10% of each Portfolio's average daily net assets. For the year or period ended December 31, 1997, administrative services fees earned by CFSI were as follows:

                      PORTFOLIO                           CO-ADMINISTRATION FEE
------------------------------------------------------    ---------------------
International Equity                                            $ 359,216
Small Company Growth                                              483,223
Post-Venture Capital                                               30,886
Growth & Income                                                       274

   For its administrative services for the Small Company Growth Portfolio and the Post-Venture Capital Portfolio, PFPC currently receives a fee calculated at an annual rate of .10% on each Portfolio's first $500 million in average daily net assets, .075% on the next $1 billion in average daily net assets and .05% of average daily net assets in excess of $1.5 billion. For the International Equity Portfolio, PFPC receives a fee calculated at an annual rate of .12% on the Portfolio's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net assets and .05% of the average daily net assets over $750 million. For the Growth & Income Portfolio, PFPC receives a fee calculated at an annual rate of .15% on the Portfolio's first $500 million in average daily net assets, .10% on the next $1 billion in average daily net assets and .05% of average daily net assets over $1.5 billion. For the year or period ended December 31, 1997, adminstrative service fees earned and waived by PFPC were as follows:

                                                                               NET
         PORTFOLIO             CO-ADMINISTRATION FEE      WAIVER      CO-ADMINISTRATION FEE
---------------------------    ---------------------     --------     ---------------------
International Equity                 $ 409,216                  0           $ 409,216
Small Company Growth                   471,801                  0             471,801
Post-Venture Capital                    30,886           $(30,886)                  0
Growth & Income                            411               (411)                  0

   Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, serves as each Portfolio's distributor. No compensation is paid by the Portfolios to CSI for its distribution services.

3. INVESTMENTS IN SECURITIES

   For the year or period ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments) were as follows:

                   PORTFOLIO                         PURCHASES          SALES
------------------------------------------------    ------------     ------------
International Equity                                $307,479,813     $257,743,108
Small Company Growth                                 618,824,647      416,717,613
Post-Venture Capital                                  81,005,932       65,861,260
Growth & Income                                        1,749,949          110,382

   At December 31, 1997, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------
depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                        UNREALIZED       UNREALIZED      NET UNREALIZED
             PORTFOLIO                 APPRECIATION     DEPRECIATION      APPRECIATION
-----------------------------------    ------------     ------------     --------------
International Equity                   $ 35,748,153     $(34,692,173)     $  1,055,980
Small Company Growth                    146,269,339      (19,341,554)      126,927,785
Post-Venture Capital                      4,565,827       (1,248,979)        3,316,848
Growth & Income                              89,404          (21,425)           67,979

4. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolios will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted daily by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

   At December 31, 1997, the International Equity Portfolio had the following open forward currency contract:

                                       FOREIGN                                            UNREALIZED
FORWARD CURRENCY    EXPIRATION        CURRENCY          CONTRACT        CONTRACT       FOREIGN EXCHANGE
    CONTRACT           DATE          TO BE SOLD          AMOUNT           VALUE          GAIN/(LOSS)
----------------    ----------     ---------------     -----------     -----------     ----------------
Japanese Yen         02/27/98       7,281,782,175      $59,530,691     $56,491,804        $3,038,887

5. RESTRICTED SECURITIES

   A summary of the restricted securities held at December 31, 1997 follows:

                            SECURITY           ACQUISITION                   MARKET       PERCENTAGE
    PORTFOLIO             DESCRIPTION             DATE           COST        VALUE       OF NET ASSETS
------------------    --------------------     -----------     --------     --------     -------------
Post-Venture             N2K Inc. Series G
 Capital Portfolio                    Pfd.       04/25/97       300,000     311,175           1.02%

6. EQUITY SWAP TRANSACTIONS

   The International Equity Portfolio entered into a Korean equity swap agreement dated March 21, 1997, where the Portfolio receives a quarterly payment, representing the total return (defined as market appreciation and dividend income) on a basket of Korean common stocks ('Common Stocks'). In return, the Portfolio pays quarterly the LIBOR rate (London Interbank Offered
Rate), plus 2.00% per annum on the market value of the Common Stocks ('Notional Amount'). The Notional Amount is marked-to-market on each quarterly reset date. In the event that the Common Stocks decline in value, the Portfolio will be required to pay quarterly, the amount of any depreciation in value from the Notional Amount.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

6. EQUITY SWAP TRANSACTIONS (CONT'D)
   During the term of the equity swap transaction, changes in the value of the Common Stocks as compared to the Notional Amount and the difference between the accrued interest expense and dividend income are recognized as unrealized gain or loss. At the quarterly reset date, the change in value of the Common Stock adjusted for accrued interest expense and dividend income, is recognized as realized gain or loss. At December 31, 1997, the Portfolio realized a loss of $1,822,636 on the equity swap transaction which is included in the net realized gain (loss) from security and other related transactions. As of December 31, 1997, the Portfolio no longer held a postion in the swap.

7. CAPITAL SHARE TRANSACTIONS

   The International Equity Portfolio, the Small Company Growth Portfolio, the Post-Venture Capital Portfolio, and the Growth & Income Portfolio are each authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share.

   Transactions in shares of each Portfolio were as follows:

                      INTERNATIONAL EQUITY        SMALL COMPANY GROWTH        POST-VENTURE CAPITAL       GROWTH & INCOME
                           PORTFOLIO                   PORTFOLIO                    PORTFOLIO              PORTFOLIO
                   --------------------------  --------------------------  ---------------------------  ---------------
                                                                                         SEPTEMBER 30,
                                                                                             1996
                                                                                         (COMMENCEMENT
                                                                                              OF
                                                                                          OPERATIONS)     FOR THE TWO
                                     FOR THE YEAR ENDED DECEMBER 31,                       THROUGH       MONTHS ENDED
                   --------------------------------------------------------------------  DECEMBER 31,    DECEMBER 31,
                       1997          1996          1997          1996          1997          1996            1997
                   ------------  ------------  ------------  ------------  ------------  -------------  ---------------
Shares sold         13,953,274    29,490,915    31,306,018    31,233,075     6,512,613     1,270,999        191,971
Shares issued to
 shareholders on
 reinvestment of
 dividends           2,160,568       531,478             0             0           421             0          1,011
Shares redeemed     (8,988,051 ) (10,101,449 ) (14,702,808 ) (15,202,857 )  (5,025,372)         (228)             0
                   ------------  ------------  ------------  ------------  ------------       ------          -----
Net increase in
 shares
 outstanding         7,125,791    19,920,944    16,603,210    16,030,218     1,487,662     1,270,771        192,982
                   ------------  ------------  ------------  ------------  ------------       ------          -----
                   ------------  ------------  ------------  ------------  ------------       ------          -----

8. LIABILITIES

   At December 31, 1997, the Portfolios had the following affiliated and investment related liabilities:

                                            INTERNATIONAL   SMALL COMPANY   POST-VENTURE
                                               EQUITY          GROWTH         CAPITAL      GROWTH & INCOME
                                              PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
                                            -------------   -------------   ------------   ---------------
Payable for securities purchased (at
 value)                                      $ 2,803,867     $10,175,175      $      0        $ 105,951
Administration services fee payable               29,439          52,975         3,048              149
Investment advisory fee payable                  294,509         476,847        37,944                0
Payable for fund shares redeemed               1,200,138       1,710,480       201,618                0

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

9. NET ASSETS

   At December 31, 1997, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency and equity swap transactions. The International Equity Portfolio reclassified $689,884 from accumulated net realized loss from security transactions to undistributed net investment income. The Small Company Growth Portfolio and the Post-Venture Capital Portfolio reclassified $2,695,081 and $230,241, respectively, from accumulated net investment loss to capital contributions. Net investment income, net realized gain/(loss) on investments and net assets were not affected by this reclassification.

   Net assets at December 31, 1997, consisted of the following:

                            INTERNATIONAL EQUITY   SMALL COMPANY GROWTH   POST-VENTURE CAPITAL   GROWTH & INCOME
                                 PORTFOLIO              PORTFOLIO              PORTFOLIO            PORTFOLIO
                            --------------------   --------------------   --------------------   ---------------
Capital contributed, net        $371,598,559           $556,632,983           $ 27,322,317         $ 1,933,231
Distribution in excess of
 net realized loss               (21,970,160)                     0                      0                   0
Accumulated net realized
 loss from security
 transactions                     (7,351,503)           (17,293,215)              (227,100)             (8,068)
Net unrealized
 appreciation from
 investments and foreign
 currency related items            4,952,086            127,053,889              3,424,972              67,978
                                 -----------            -----------             ----------       ---------------
Net assets                      $347,228,982           $666,393,657           $ 30,520,189         $ 1,993,141
                                 -----------            -----------             ----------       ---------------
                                 -----------            -----------             ----------       ---------------

10. CAPITAL LOSS CARRYOVER

   At December 31, 1997, capital loss carryovers available to offset possible future capital gains of each Portfolio were as follows:

                                                  CAPITAL LOSS CARRYOVER
                                                        EXPIRING IN
                                                ---------------------------     TOTAL CAPITAL
                 PORTFOLIO                         2004            2005         LOSS CARRYOVER
--------------------------------------------    -----------     -----------     --------------
Small Company Growth                            $17,167,113     $         0      $ 17,167,113
Post-Venture Capital                                 47,891          71,085           118,976
Growth & Income                                           0           8,068             8,068

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of WARBURG PINCUS TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Warburg Pincus Trust -- Growth & Income Portfolio, and the statements of net assets of Warburg Pincus Trust -- International Equity Portfolio, Small Company Growth Portfolio and Post-Venture Capital Portfolio (all portfolios collectively referred to as the 'Warburg Pincus Trust'), as of December 31, 1997, and the related statements of operations for the year (or period) then ended, the related statements of changes in net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the years (or periods) presented. These financial statements and financial highlights are the responsibility of the Warburg Pincus Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each portfolio of the Warburg Pincus Trust as of December 31, 1997, the results of their operations for the year (or period) then ended, the changes in their net assets for each of the two years (or periods) in the period then ended, and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 9, 1998

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
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                                  [Logo]


                     P.O. Box 9030, Boston, MA 02205-9030
                                 800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TREQF-2-1297




                    STATEMENT OF DIFFERENCES

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